================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2002

                              SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)

          Maryland                       000-21193               95-4582157
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                             1781 Park Center Drive
                             Orlando, Florida 32835
                               "www.sunterra.com"
                    (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)

================================================================================

Item 3. Bankruptcy or Receivership.

     As previously reported in a Form 8-K filed on June 2, 2000, Sunterra Corporation (the "Company") and 36 of its affiliates filed voluntary petitions for bankruptcy under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Maryland (Baltimore) (the "Bankruptcy Court"). Subsequently, two additional affiliates filed voluntary petitions under the Bankruptcy Code.

     The Company's Third Amended and Restated Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, As Amended (the "Plan"), was filed as Exhibit
2.1 to the Company's Form 8-K filed with the Securities and Exchange Commission ("Commission") on May 28, 2002 and is incorporated herein by reference in its entirety. The Confirmation Order, which includes certain amendments to the Plan, was filed as Exhibit 10.22 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, filed with the Commission on June 28, 2002, and is incorporated herein by reference in its entirety. A Final Order of the Bankruptcy Court approving a modification to the "effective date" as defined in the Plan is included with this report as Exhibit 99.1 and is incorporated herein by reference in its entirety. Capitalized terms used in this report but not defined herein shall have the same meanings as in the Plan.

     The Company closed on its exit financing and the Plan became effective on July 29, 2002 (the "Effective Date"). The press release issued by the Company on July 29, 2002 announcing that the Plan became effective and that the Company had emerged from bankruptcy is attached as Exhibit 99.2 hereto and is incorporated herein by reference in its entirety.

     Pursuant to the terms and conditions of the Plan, on the Effective Date, all of the Company's old common stock issued and outstanding on July 29, 2002, as well as outstanding warrants and common stock options, were cancelled. All of the Company's pre-bankruptcy unsecured debt and certain other liabilities were cancelled pursuant to the terms and conditions of the Plan in exchange for one or more of the following: cash distributions, issuance of shares of new common stock, or issuance of warrants to purchase shares of new common stock. Certain holders of pre-petition secured debt were either paid off or entered into new secured debt arrangements. In addition, the following actions, among others, have occurred in connection with the effectiveness of the Plan:

     . The Company amended and restated its Bylaws and also filed Articles of Amendment and Restatement with the Maryland State Department of Assessments and Taxation authorizing an aggregate of 30,000,000 shares of its new common stock, par value $0.01 per share (CUSIP No. 86787D 20 8).

     . The Company entered into a loan agreement with Merrill Lynch Mortgage Capital Inc. as agent and lender (the "Exit Facility") with a maximum availability of $300 million to be used to make cash payments required under the Plan and for general corporate and working capital purposes. As part of the Exit Facility, the Company granted Merrill Lynch a warrant exercisable for 1,190,148 shares of new common stock at an exercise price of $15.25 per share, subject to adjustment under certain antidilution provisions of the warrant.

     . The Company also adopted the Sunterra Corporation 2002 Stock Option Plan, under which the Company may grant options to purchase shares of new common stock and reserved 2,012,821 shares of its new common stock for issuance under the plan.

     . The Company entered a Warrant Agreement with Mellon Investor Services LLC, as warrant agent, which provides for the issuance by the Company of warrants to purchase up to 600,000 shares of its new common stock to former holders of certain subordinated notes of the Company as set forth in the Plan.

     . The Company entered into a Registration Rights Agreement with Merrill Lynch and certain holders of new common stock, which provides that the Company shall file a shelf registration statement under the Securities Act of 1933, within 45 days of the filing of its Annual Report on Form 10-K for fiscal 2002, to register the resale of shares of new common stock by certain holders.

     On the Effective Date, all existing members of the Company's Board of Directors were deemed to have resigned and the new Board of Directors designated pursuant to the Plan took office.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

Exhibit No.   Description
-----------   -----------
     3.1      Articles of Amendment and Restatement of Sunterra Corporation
    10.1      Loan Agreement, dated as of July 29, 2002, by and between Merrill
              Lynch Capital Mortgage Capital Inc., as agent for certain lenders parties thereto, and Sunterra Corporation and certain of its subsidiaries
    10.2      Warrant Agreement, dated as of July 29, 2002, by and between
              Sunterra Corporation and Merrill Lynch Capital Mortgage Capital
              Inc.
    10.3      Sunterra Corporation 2002 Stock Option Plan
    10.4      Warrant Agreement, dated as of July 29, 2002, by and between
              Sunterra Corporation and Mellon Investor Services LLC, as warrant agent
    10.5      Registration Rights Agreement, dated as of July 29, 2002, by and among Sunterra Corporation, Merrill Lynch Capital Mortgage
              Capital Inc. and certain initial holders
    99.1      Order of Judge James F. Schneider, dated July 26, 2002, Granting
              Emergency Motion Approving Modification to Definition of
              Effective Date
    99.2      Sunterra Corporation press release dated July 29, 2002

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SUNTERRA CORPORATION


Date: August 8, 2002                 By: /s/ Nicholas J. Benson
                                         ---------------------------------------
                                         Nicholas J. Benson
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
     3.1      Articles of Amendment and Restatement of Sunterra Corporation
    10.1      Loan Agreement, dated as of July 29, 2002, by and between Merrill
              Lynch Capital Mortgage Capital Inc., as agent for certain lenders parties thereto, and Sunterra Corporation and certain of its subsidiaries
    10.2      Warrant Agreement, dated as of July 29, 2002, by and between
              Sunterra Corporation and Merrill Lynch Capital Mortgage Capital
              Inc.
    10.3      Sunterra Corporation 2002 Stock Option Plan
    10.4      Warrant Agreement, dated as of July 29, 2002, by and between
              Sunterra Corporation and Mellon Investor Services LLC, as warrant agent
    10.5      Registration Rights Agreement, dated as of July 29, 2002, by and among Sunterra Corporation, Merrill Lynch Capital Mortgage
              Capital Inc. and certain initial holders
    99.1      Order of Judge James F. Schneider, dated July 26, 2002, Granting
              Emergency Motion Approving Modification to Definition of
              Effective Date
    99.2      Sunterra Corporation press release dated July 29, 2002